UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2023

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 25, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Director Mitchell E. Levinson did not stand for reelection at the Annual Meeting, however he continues to serve as the Company’s Chief Strategy Officer. The decision not to stand for reelection was not attributable to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 25, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was a virtual meeting held via live audio webcast. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	to elect six directors to hold office until the Company’s 2024 annual meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal; and

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results for each of these proposals are detailed below:

1.	Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Robert W. Duggan	22,304,832	1,000,283	239,290	8,561,105
Manmeet S. Soni	23,260,064	271,819	12,522	8,561,105
Shelley D. Spray	23,263,329	268,572	12,504	8,561,105
Darrin R. Uecker	23,239,193	271,552	33,660	8,561,105
Richard A. van den Broek	23,260,555	271,269	12,581	8,561,105
Mahkam Zanganeh, D.D.S.	23,259,164	272,463	12,778	8,561,105

Each director nominee was duly elected to serve until the Company’s 2024 Annual Meeting and until his or her successor is duly elected and qualified.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
31,954,248	30,787	120,475	N/A

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: May 30, 2023	By:	/s/ Kevin P. Danahy
Kevin P. Danahy
Chief Executive Officer (Principal Executive and Principal Financial Officer)